[ATLAS ANNUITIES LOGO
    APPEARS HERE]

              From the office of Marion O. Sandler
              President and Chief Executive Officer

              Dear Valued Policyholder,

                We are pleased to report that the Balanced Growth Portfolio in your Atlas Portfolio Builder Variable Annuity generated an annual total return of 12.70% in 1998./1/ This "fund of funds," which seeks long-term growth of capital and moderate current income, provides investors with convenient diversification by allocating assets in as many as eight Atlas stock, bond, and money market funds.

                Under normal market conditions, the investment strategy is to maintain a fairly conservative stock, bond, and cash ratio of approximately 60%, 30%, and 10%, respectively. As of December 31, 1998, the portfolio held 63% stocks, 28% bonds and 9% cash, and assets were allocated to the underlying Atlas Funds as follows:

         Atlas Funds                 % of Investments
         -----------                 ----------------
         Balanced                          28.2%
         Emerging Growth                    5.0
         Global Growth                      7.6
         Growth and Income                 36.9
         Strategic Growth                   4.7
         Strategic Income                   8.7
         U.S. Government and
          Mortgage Securities               8.9

                                          -----
         Total                            100.0%

              /1/ Annual total return includes price change, plus income and capital gains distributions. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity. As of 12/31/98, the annual total return since inception on 9/30/97 was 8.89%.

                                The Economy and the Markets

                The Balanced Growth Portfolio attained its 12.70% total return during a year in which the U.S. investment markets and economy continued to perform well, despite financial problems overseas. The American economy did experience a slowdown in corporate earnings, but this was offset by robust personal spending due to high consumer confidence as:

                .Nearly 3 million new jobs were created,

                .Unemployment remained low and fell to 4.3% by the end of the year, and

                .Inflation was almost non-existent at a mere 1.6%.

                The Federal Reserve provided an additional stimulus to the economy by lowering interest rates three times within a seven week period between the end of September and the middle of November.

                The strength of the American economy fueled the U.S. stock market, particularly the large-capitalization sector, which continued its ascent in 1998, despite increased volatility. The Dow Jones Industrial Average (the "Dow"), the nation's most widely followed stock index, soared to an unprecedented high of 9338 in July before plunging almost 20% to 7539 in August. The Dow, however, didn't stay at that level for long and trended upward throughout the remainder of the year to close at 9181. This represented an increase - including reinvested dividends - over the previous year-end of 18.13%, and was the fourth consecutive year of double-digit increases for the Dow. While the large-capitalization sector of the equities market continued to climb, the performance of small- and mid-capitalization stocks was less impressive. As the year progressed, the Balanced Growth Portfolio's manager shifted assets out of the Atlas Emerging Growth and Strategic Growth Funds, comprised largely of small- and mid-capitalization stocks, respectively, and emphasized the Atlas Growth and Income and Balanced Funds, both of which favored large-capitalization stocks. As previously mentioned, there was turbulence in the foreign equity markets, and this uncertainty caused the Atlas Balanced Growth Portfolio's manager to limit investment in the Atlas Global Growth Fund.

                In the bond market, U.S. Treasury securities were in high
              demand as investors, especially those overseas, sought a safe haven from global financial turmoil. However, the increased demand caused by this "flight to quality" was faced with a shrinking supply, as the U.S. Government issued fewer securities because of a growing budget surplus. With the demand for Treasuries exceeding supply, prices rose dramatically. The Atlas Balanced Fund maintained a significant investment in Treasury securities, which was another reason the Balanced Growth Portfolio's manager favored this investment. The Atlas U.S. Government and Mortgage Securities Fund invested primarily in mortgage-backed securities, which did not fully participate in the Treasury sector rally. As a result, the Balanced Growth Portfolio's manager maintained only a moderate level of investment in this fund. Likewise, with the instability of many foreign markets, the portfolio's manager limited holdings in the Atlas Strategic Income Fund, which had a large foreign bond component.

                    The Investments You Want From The People You Trust

                As a sister company of World Savings and a member of the $40 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products, personal service and caring professional advice you've come to expect from World. Your Atlas Representative will be happy to answer any questions you have about your annuity, provide you with information about Atlas Funds, or prepare a complimentary review of your investment portfolio. For an appointment, simply call 1-800-933-ATLAS (1-800-933-2852).

                We appreciate the trust you've placed in Atlas, and we look forward to serving your financial needs for many years in the future.

              Sincerely,

              /s/ Marion O. Sandler
              -----------------------------------------
              (Mrs.) Marion O. Sandler
              President and Chief Executive Officer

Atlas Balanced Growth Portfolio
Performance Compared to the Market
-------------------------------------------------------------------------------

  The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two representative total return indexes for the markets in which the portfolio invests. Index performance does not include management expenses and the mix, quality and maturity of securities in an index may vary widely from those in the underlying funds in the Balanced Growth Portfolio. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity. As always, past performance is no guarantee of future results.

                       ATLAS BALANCED GROWTH PORTFOLIO
                            As of Dec. 31, 1998

                                       Standard & Poor's
Mo. End             Atlas Balanced      Composite Index     Lehman Brothers
 Date              Growth Portfolio      of 500 Stocks    Aggregate Bond Index
-------            ----------------    -----------------  --------------------
Sept 97                 10,000             10,000               10,000
Oct 97                   9,710              9,666               10,145
Nov 97                   9,810             10,114               10,192
Dec 97                   9,872             10,287               10,295
Jan 98                   9,957             10,401               10,424
Feb 98                  10,422             11,151               10,418
Mar 98                  10,772             11,721               10,453
Apr 98                  10,898             11,840               10,508
May 98                  10,750             11,636               10,608
June 98                 10,856             12,109               10,698
July 98                 10,729             11,980               10,720
Aug 98                   9,565             10,250               10,895
Sept 98                  9,840             10,907               11,150
Oct 98                  10,200             11,794               11,091
Nov 98                  10,592             12,509               11,154
Dec 98                  11,126             13,229               11,188

Atlas Balanced Growth Portfolio
Statement of Net Assets                                       December 31, 1998
-------------------------------------------------------------------------------

Investments: (96.05%)
 Investment in Atlas Funds, at identified cost.........                                               $11,217,366
                                                                                                      ===========
                                                                                 Percent of
                                                               Shares            Net Assets
                                                               -------           ----------
 Investment in Atlas Funds, at value:
  U.S. Government and Mortgage Securities Fund.........        105,359                8.53%           $ 1,071,501
  Strategic Income Fund................................        211,725                 8.40             1,054,391
  Balanced Fund........................................        235,327                27.11             3,405,175
  Growth and Income Fund...............................        201,347                35.40             4,445,739
  Strategic Growth Fund................................         33,070                 4.51               565,821
  Global Growth Fund...................................         63,180                 7.32               919,900
  Emerging Growth Fund.................................         43,708                 4.78               600,979
  U.S. Treasury Money Fund.............................              0                 0.00                     0
                                                                                                      -----------
                                                                                                       12,063,506
                                                                                                      -----------
Other Assets and Liabilities: (3.95%)
  Other assets.........................................                                                  539,809
  Liabilities..........................................                                                  (43,661)
                                                                                                     -----------
  Total Other Assets and Liabilities...................                                                  496,148
                                                                                                     -----------
Net Assets (100.00%)...................................                                              $12,559,654
                                                                                                     ===========
Net Assets Consist Of:
 Unrealized appreciation...............................                                              $   846,140
 Accumulated net realized loss.........................                                                 (786,539)
 Undistributed net investment income...................                                                  308,811
 Paid in capital.......................................                                               12,191,242
                                                                                                     -----------
Net Assets.............................................                                              $12,559,654
                                                                                                     ===========
Net Asset Value Per Share:
 Net assets............................................                                              $12,559,654
 Beneficial interest shares outstanding................                                                1,224,607
                                                                                                     ===========
 Net asset value per share.............................                                              $     10.26
                                                                                                     ===========

     The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statement of Operations                     for the year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Income:
   Interest.........................................................  $     1,804
   Distribution income from Atlas Funds.............................      657,476
                                                                      -----------
 Total income.......................................................      659,280
                                                                      -----------
 Expenses:
   Transfer agency fees and expenses................................       28,992
   Custodian fees and expenses......................................       28,601
   Printing and postage.............................................       25,818
   Management fees (Note 5).........................................       22,791
   Accounting fees..................................................       10,336
   Amortization of organization costs (Note 2)......................        5,031
   Directors' fees..................................................          602
   Other............................................................          224
                                                                      -----------
 Gross expenses.....................................................      122,395
   Waiver of management fees........................................      (22,791)
   Expense reimbursement............................................      (54,037)
                                                                      -----------
 Net expenses.......................................................       45,567
                                                                      -----------
 Net investment income..............................................      613,713
                                                                      -----------
Realized Loss and Unrealized Appreciation on Investments:
 Realized loss:
   Proceeds from sales..............................................   10,232,328
   Cost of securities sold..........................................   11,017,510
                                                                      -----------
 Net realized loss..................................................     (785,182)
                                                                      -----------
 Unrealized appreciation (depreciation):
   Beginning of year................................................     (178,383)
   End of year......................................................      846,140
                                                                      -----------
 Unrealized appreciation............................................    1,024,523
                                                                      -----------
 Net realized loss and unrealized appreciation of investments.......      239,341
                                                                      -----------
 Net increase in net assets resulting from operations...............  $   853,054
                                                                      ===========

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          1998/2/     1997/3/
Operations:
 Net investment income................................  $   613,713  $  193,025
 Net realized loss on investments.....................     (785,182)     (1,357)
 Net unrealized appreciation (depreciation) on
  investments.........................................    1,024,523    (178,383)
                                                        -----------  ----------
 Net increase in net assets resulting from
  operations..........................................      853,054      13,285
                                                        -----------  ----------
Distributions Paid to Shareholders:
 Distibutions from net investment income..............     (304,807)   (193,120)
                                                        -----------  ----------
Beneficial Interest Share Transactions:/1/
 Proceeds from shares sold............................    9,315,457   3,407,177
 Proceeds from shares issued in reinvestment of
  distributions.......................................      304,807     193,120
 Cost of shares repurchased...........................   (1,121,054)     (8,265)
                                                        -----------  ----------
 Net increase in net assets resulting from beneficial
  interest share transactions.........................    8,499,210   3,592,032
                                                        -----------  ----------
 Net increase in net assets...........................    9,047,457   3,412,197
Net Assets:
 Beginning of period..................................    3,512,197     100,000
                                                        -----------  ----------
 End of period........................................  $12,559,654  $3,512,197
                                                        ===========  ==========
/1/ Share Transactions:
    Sold..............................................      931,984     346,590
    Issued in reinvestment of dividends...............       29,708      20,699
    Redeemed..........................................     (113,515)       (859)
                                                        -----------  ----------
    Net increase in shares outstanding................      848,177     366,430
                                                        ===========  ==========

/2/ For the year ended December 31, 1998.

/3/ For the period September 30, 1997 (inception of operations) to December 31,
    1997.

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio            selected data for a share outstanding
Financial Highlights                                      throughout each period
--------------------------------------------------------------------------------

                                                            1998/1/  1997/2/

Net asset value, beginning of period....................... $  9.33  $ 10.00
                                                            -------  -------
Income From Investment Operations:
 Net investment income.....................................    0.58     0.55
 Net realized and unrealized gain (loss) on investments....    0.61    (0.68)
                                                            -------  -------
 Total from investment operations..........................    1.19    (0.13)
                                                            -------  -------
Less Distributions:
 Distributions from net investment income..................   (0.26)   (0.54)
                                                            -------  -------
Net asset value, end of period............................. $ 10.26  $  9.33
                                                            =======  =======
Total return, aggregate/3/.................................   12.70%   -1.28%

Ratios/Supplemental Data:
 Net assets, end of period (000's)......................... $12,560  $ 3,512
 Ratio of expenses to average net assets/4/................    0.50%    0.50%/5/
 Ratio of net investment income to average net assets......    6.73%   38.25%/5/
 Portfolio turnover rate (Note 4)..........................  114.79%    1.49%

/1/  For the year ended December 31, 1998.

/2/ For the period September 30, 1997 (inception of operations) to December 31, 1997.

/3/ Total return assumes purchase at net asset value at the beginning of the period.

/4/ The Adviser for Balanced Growth Portfolio has agreed to temporarily cap (or waive) its management fee and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been 1.34% and 2.82%, respectively, for the year ended December 31, 1998 and the period from September 30, 1997 (inception of operations) to December 31, 1997.

/5/  Annualized.

  The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Notes to Financial Statements                                 December 31, 1998
-------------------------------------------------------------------------------

1. Significant Accounting Policies

 Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eight diversified Atlas mutual funds (Class A shares) including the U.S. Treasury Money Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "nondiversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

 The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

 a. Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

 b. Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

 c. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

 d. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

 e. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------

2. Unamortized Organization Costs

 The Trust was organized by Golden West Financial Corporation ("Golden West Financial"). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest ("Initial Shares"). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. Unrealized Appreciation/Depreciation -- Tax Basis

 As of December 31, 1998, unrealized appreciation of investment securities for federal income tax purposes was $368,891, consisting of unrealized gains of $887,228 and unrealized losses of $518,337. Cost of securities for federal income tax purposes was $11,694,615.

4. Purchases and Sales of Securities

 During the year ended December 31, 1998, the Portfolio purchased $18,562,880 of investment securities and sold $10,232,328 of investment securities.

5. Transactions With Affiliates and Related Parties

 Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio, the Atlas U.S. Treasury Money Fund and the Atlas U.S. Government and Mortgage Securities Fund and, with respect to the other underlying Atlas Funds, supervises the provision of similar services by OppenheimerFunds, Inc. (the "Subadviser"). The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50%. Due to the voluntary expense waiver in effect during the year ended December 31, 1998, the management fees due the Adviser were reduced by $22,791. The Adviser also absorbed $54,037 of other Fund expenses during the period.

 Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

 At December 31, 1998 Golden West Financial owned 116,324 Class A shares of Emerging Growth Fund.

Atlas Balanced Growth Portfolio
Independent Auditors' Report
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Atlas Insurance Trust:

 We have audited the accompanying statement of net assets of the Atlas Insurance Trust (Balanced Growth Portfolio) (the "Fund") as of December 31, 1998, the related statement of operations for the year ended December 31, 1998, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1998 and for the period from September 30, 1997 (inception of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by corresponding with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Oakland, California
February 12, 1999